Exhibit 99.1

News Release

For more information, contact:

McCall Butler

AT&T Corporate and Financial Communications

Phone: (470) 773-5704

Email: mb8191@att.com

For holders of notes, contact:

Global Bondholder Services Corporation

Phone: (866) 470-3900 (toll free)

  (212) 430-3774 (collect)

AT&T INC. ANNOUNCES RESULTS OF EARLY TENDERS IN EXCHANGE OFFERS AND UPSIZE OF EXCHANGE OFFERS

Dallas, Texas, December 2, 2020 — AT&T Inc. (NYSE: T) (“AT&T”) announced today the early tender results of its two pools of Exchange Offers and the upsizing of such Exchange Offers, each as detailed below. In connection with this upsizing, AT&T has amended the terms of the Exchange Offers to increase the maximum aggregate principal amount of New Notes that will be issued in the Exchange Offers. Except as described in this press release, the terms and conditions of the Exchange Offers, as described in the offering memorandum, dated November 17, 2020, and the related letter of transmittal (the “Exchange Offers”), remain unchanged.

The withdrawal deadline for the Exchange Offers occurred at 5:00 p.m. New York City time on December 1, 2020. As a result, tendered Old Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by AT&T).

The pricing of the New Notes will occur at 11:00 a.m., New York City time, on December 2, 2020.

The settlement date for Old Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on December 1, 2020 is expected to be December 7, 2020. Holders whose Old Notes are accepted for exchange will receive in cash accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of such Old Notes is settled, and amounts due in lieu of fractional amounts of New Notes.

AT&T has offered to (i) exchange (the “Pool 1 Offer”) four series of notes issued by AT&T (collectively, the “Pool 1 Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2057 (the “New 2057 Notes”) as described in the table below. The aggregate principal amount of Pool 1 Notes that are accepted for exchange will result in the issuance of New 2057 Notes in an amount sufficient to enable AT&T to accept all of the Pool 1 Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on December 1, 2020 (as increased, the “2057 Notes Cap”);

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 1 Notes
4.800% Global Notes due 2044*	AT&T Inc.	00206RCG5	$1,749,873,000	1	$1,142,898,000
4.500% Global Notes due 2048*	AT&T Inc.	00206RDL3 / 00206RDJ8	$4,176,443,000	2	$2,441,951,000
4.35% Global Notes due 2045*	AT&T Inc.	00206RBK7 / U04644AE7	$1,896,145,000	3	$780,865,000
4.30% Global Notes due 2042*	AT&T Inc.	00206RBH4 / 00206RBG6	$1,956,149,000	4	$659,355,000

(1)

The aggregate principal amount of each series of Pool 1 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on December 1, 2020, based on information provided by the exchange agent to AT&T.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

and (ii) exchange (the “Pool 2 Offer”) nine series of notes issued by AT&T and certain of AT&T’s wholly-owned subsidiaries (collectively, the “Pool 2 Notes” and, together with the Pool 1 Notes, the “Old Notes”) for a combination of cash and a new series of AT&T’s senior notes to be due in 2033 (the “New 2033 Notes” and, together with the New 2057 Notes, the “New Notes”) as described in the table below. The aggregate principal amount of Pool 2 Notes that are accepted for exchange will result in the issuance of New 2033 Notes in an amount sufficient to enable AT&T to accept all of the Pool 2 Notes validly tendered and not validly withdrawn at or prior to 5:00 p.m., New York City time, on December 1, 2020 (as increased, the “2033 Notes Cap”).

Title of Security	Issuer	CUSIP Number(s)	Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered(1)
Pool 2 Notes
7 1/8% Debentures due March 15, 2026**+	Pacific Bell Telephone Company(2)(3)	694032AT0	$222,957,000	1	$4,441,000
4.125% Global Notes due 2026*	AT&T Inc.	00206RCT7	$2,650,000,000	2	$838,595,000
3.875% Global Notes due 2026*	AT&T Inc.	00206RHT2	$541,141,000	3	$238,855,000
2.950% Global Notes due 2026*	AT&T Inc.	00206RHV7	$707,258,000	4	$346,897,000
6.55% Debentures due January 15, 2028+	Ameritech Capital Funding Corporation(4)	030955AN8	$100,248,000	5	$9,121,000
6 3/8% Debentures, due June 1, 2028	BellSouth Telecommunications, LLC(5)	079867AW7	$197,191,000	6	$20,137,000
4.100% Global Notes due 2028*	AT&T Inc.	00206RGL0 / 00206RER9 / U04644BB2	$2,449,011,000	7	$716,642,000
4.250% Global Notes due 2027*	AT&T Inc.	00206RDQ2	$2,000,000,000	8	$510,049,000
3.800% Global Notes due 2027*	AT&T Inc.	00206RHW5	$1,329,194,000	9	$570,241,000

(1)

The aggregate principal amount of each series of Pool 2 Notes that have been validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on December 1, 2020, based on information provided by the exchange agent to AT&T.

(2)	Pacific Bell Telephone Company was formerly known as Pacific Bell.
(3)	The 7 1/8% Debentures due March 15, 2026 are unconditionally and irrevocably guaranteed by AT&T.
(4)

The 6.55% Debentures due January 15, 2028 are unconditionally and irrevocably guaranteed by AT&T, with the full amount payable by AT&T so long as all of the outstanding shares of stock of this subsidiary are owned, directly or indirectly, by AT&T. In the event AT&T sells, transfers or otherwise disposes of any percentage of its stock ownership and this subsidiary is no longer wholly-owned, then the guarantee will expire immediately and AT&T will be released immediately from any and all of its obligations.

(5)	BellSouth Telecommunications, LLC converted from BellSouth Telecommunications, Inc.

*

Denotes a series of Old Notes for which the total consideration and exchange consideration will be determined taking into account the par call date, instead of the maturity date, in accordance with standard market practice.

**

Denotes a series of Old Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through The Depositary Trust Company. Such Certificated Notes may only be tendered in accordance with the terms and conditions of the accompanying letter of transmittal. With respect to the Certificated Notes, all references to the offering memorandum herein shall also include the letter of transmittal.

+

Denotes a series of Old Notes with respect to which, as a result of a prior consent solicitation and execution of a supplemental indenture, substantially all restrictive covenants, certain events of default and other provisions were eliminated from the indenture governing this series.

The amount of outstanding Old Notes validly tendered and not validly withdrawn as of December 1, 2020, as reflected in the tables above, satisfied the minimum tender condition in each of the Exchange Offers.

The Exchange Offers will expire at 11:59 p.m., New York City time, on December 15, 2020, unless extended or earlier terminated by AT&T.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to a holder of Old Notes who has certified its status as either (a) if in the United States, a “qualified institutional buyer,” or “QIB,” as that term is defined in Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) if outside the United States, a person other than a “U.S. person,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-”U.S. person,” (ii) if located or resident in any Member State of the European Economic Area or in the United Kingdom, persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (1) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (2) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (3) not a “qualified investor” as defined in Regulation (EU) 2017/1129, as amended, and part II of the Luxembourg law dated July 10, 2005 on prospectuses for securities, as amended), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area or in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area or in the United Kingdom may be unlawful under the PRIIPs Regulation and (iii) if located or resident in Canada, a holder located or resident in a province of Canada and an “accredited investor” as such term is defined in National Instrument 45-106 – Prospectus Exemptions, and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario), in each case, that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (each, an “Eligible Holder”). Only Eligible Holders who have confirmed they are Eligible Holders via the eligibility certification are authorized to receive or review the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form or to participate in the Exchange Offers. For Canadian Eligible Holders tendering Old Notes, such participation is also conditioned upon the receipt of the Canadian beneficial holder form.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from a holder in order for that holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in the Exchange Offers before the deadlines specified herein and in the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offers are being made solely by the offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form and only to such persons and in such jurisdictions as is permitted under applicable law.

In the United Kingdom, this press release is only being communicated to, and any other documents or materials relating to the Exchange Offers are only being distributed to and are only directed at, (i) persons who are outside the United Kingdom, (ii) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the “Order”) or (iii) high net worth entities, and other persons to whom it may lawfully be communicated, falling within Articles 49(2)(a) to (d) of the Order (all such persons together being referred to as “relevant persons”). Any investment or investment activity to which this announcement relates is available only to relevant persons and will be engaged in only with relevant persons. Any person who is not a relevant person should not act or rely on this announcement or any of its contents.

Global Bondholder Services Corporation is acting as the exchange agent and information agent for the Exchange Offers. Documents relating to the Exchange Offers will only be distributed to holders of Old Notes who certify that they are Eligible Holders. Questions or requests for assistance related to the Exchange Offers or for additional copies of the offering memorandum, letter of transmittal, eligibility certification or Canadian beneficial holder form may be directed to Global Bondholder Services Corporation at (866) 470-3900 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The offering memorandum, letter of transmittal, eligibility certification and Canadian beneficial holder form can be accessed at the following link: https://gbsc-usa.com/eligibility/att.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this news release contains forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission and in the offering memorandum related to the Exchange Offers. AT&T disclaims any obligation to update or revise statements contained in this news release based on new information or otherwise.